Exhibit 99.461

Modeling Adjustment Bids on Inter-SC Trades to Hedge against Transmission Prices... The method that the PX proposes to use to model adjustments to inter-SC trades could be used by SCs other than the PX to hedge against transmission prices. Two SCs agree to an inter-SC sale at a fixed price in a zone. One of these SCs will be directly exposed to the impact of transmission price changes: If an SC is buying energy in a zone in which it has load to serve while the SC selling the energy proposes to use resources in another zone an transport the energy, the selling SC pays for transmission and is directly exposed to changes in transmission costs.

....Modeling Adjustment Bids on Inter-SC Trades to Hedge against Transmission Prices If an SC is selling energy in a zone in which it will procure the energy while the SC buying the energy proposes to use the energy to serve load in another zone, the buying SC pays for transmission and is directly exposed to changes in transmission costs. The two SCs involved in the trade can agree that the party exposed to the transmission costs can curtail the trade if the transmission usage charge it faces rises too high. The virtual resources can be used to model the exposed SC's decision to curtail the trade. The other SC will have to adjust its schedule to account for the curtailed trade after the the ISOs CM process.

Example: Selling SC Exposed to Transmission Usage Charges Let SC1 and SC2 agree to an inter-SC trade in Zone B. SC1 plans to use transmission from zone A to supply the energy in the trade. SC2 plans to use the energy to serve load in zone B. SC1 and SC2 agree that the trade may be curtailed if the transmission price that SC1 would face rises to $20/MW or higher.

Example: Selling SC Exposed to Transmission Usage Charges -- No Adj to Inter-SC Trade


SCX
$0 \leq G_A^{SCX} \leq 110$
@ $10/MWh
$0 \leq G_B^{SCX} \leq 110$
@ $70/MWh
$L_B^{SCX} = 100$
SC1
$0 \leq G_A^{SC1} \leq 100$
@ $10/MWh
SC2
$T_B^{SC1 \to SC2} = 100$
$0 \leq G_B^{SC2} \leq 110$
@ $35/MWh
$0 \leq L_B^{SC2} \leq 100$
@ $90/MWh
$-150 \leq Flow^{A\ to\ B} \leq 150$
Zone A
Zone B

Example: Selling SC Exposed to Transmission Usage Charges -- Final Schedules


SCX
$G_A^{SCX} = 50$ @ $10/MWh
$G_B^{SCX} = 50$ @ $70/MWh
$L_B^{SCX} = 100$
SC1
$G_A^{SC1} = 100$ @ $10/MWh
SC2
$T_B^{SC1 \to SC2} = 100$
$G_B^{SC2} = 0$ @ $35/MWh
$L_B^{SC2} = 100$ @ $90/MWh
$Flow^{A\ to\ B} = 150$
Zone A
Zone B
Usage Charge = $60/MWh so SC1 would like to curtail its trade to SC2.

Example: Selling SC Exposed to Transmission Usage Charges To model its desire to back out of the trade if usage charges rises to $20/MWh, SC1 can add a virtual generator in zone B with a price of $30/MWh and an upper limit equal to the proposed trade.

Example: Selling SC Exposed to Transmission Usage Charges -- Adj to Inter-SC Trade


SCX
$0 \leq G_A^{SCX} \leq 110$ @ \$10/MWh
$0 \leq G_B^{SCX} \leq 110$ @ \$70/MWh
$L_B^{SCX} = 100$
SC1
$0 \leq G_A^{SC1} \leq 100$ @ \$10/MWh
$0 \leq VG_B^{SC1} \leq 100$ @ \$30/MWh
SC2
$T_B^{SC1 \to SC2} = 100$
$0 \leq G_B^{SC2} \leq 110$ @ \$35/MWh
$0 \leq L_B^{SC2} \leq 100$ @ \$90/MWh
$-150 \leq Flow^{A\ to\ B} \leq 150$
Zone A
Zone B

Example: Selling SC Exposed to Transmission Usage Charges -- CM Final Schedules


SCX
G_A^{SCX} = 100 @ $10/MWh
G_B^{SCX}= 0 @ $70/MWh
L_B^{SCX} = 100
SC1
G_A^{SC1} = 50 @ $10/MWh
VG_B^{SC1} = 50 @ $30/MWh
SC2
$T_B^{SC1 \to SC2}$ = 100
G_B^{SC2} = 0 @ $35/MWh
L_B^{SC2} = 100 @ $90/MWh
Zone A
Zone B
$Flow^{A\ to\ B}$ = 150

SC1 curtails its trade to SC2 by generating 50 MWh with its virtual generator. Usage Charge = $20/MWh. After CM SC2 will be informed that the trade is curtailed and that it must adjust its schedule to account for the 50 MWh of the curtailment.

Example: Selling SC Exposed to Transmission Usage Charges -- Final Schedules


SCX
$G_A^{SCX} = 100$ @ $10/MWh
$G_B^{SCX} = 0$ @ $70/MWh
$L_B^{SCX} = 100$
SC1
$G_A^{SC1} = 50$ @ $10/MWh
SC2
$T_B^{SC1 \to SC2} = 50$
$G_B^{SC2} = 50$ @ $35/MWh
$L_B^{SC2} = 100$ @ $90/MWh
Zone A
Zone B
$Flow^{A\ to\ B} = 150$

SC1 removes the virtual generator schedule and reduces the inter SC trade to 50 MWh. SC2 either reduces its load by 50 MWh of schedules 50 MWh of additional generation (whichever is cheaper).

Example: Buying SC Exposed to Transmission Usage Charges Let SC1 and SC2 agree to an inter-SC trade in Zone A. SC1 plans to use resources in zone A to supply the energy in the trade. SC2 plans to use the energy to serve load in zone B. It will transport the energy and be exposed to the transmission usage charge. SC1 and SC2 agree that the trade may be curtailed if the transmission price that SC2 would face rises to $20/MW or higher.

Example: Buying SC Exposed to Transmission Usage Charges -- No Adj to Inter-SC Trade



SCX
0 ≤ G_A^SCX ≤ 110
@ $10/MWh
0 ≤ G_B^SCX ≤ 110
@ $70/MWh
L_B^SCX = 100
SC1
0 ≤ G_A^SC1 ≤ 100
@ $10/MWh
SC2
T_A^SC1⇔SC2 = 100
0 ≤ G_B^SC2 ≤ 110
@ $35/MWh
0 ≤ L_B^SC2 ≤ 100
@ $90/MWh
-150 ≤ Flow^A to B ≤ 150
Zone A
Zone B

Example: Buying SC Exposed to Transmission Usage Charges -- Final Schedules


SCX
G_A^{SCX} = 50 @ $10/MWh
G_B^{SCX} = 50 @ $70/MWh
L_B^{SCX} = 100
SC1
G_A^{SC1} = 100 @ $10/MWh
SC2
$T_A^{SC1 \Rightarrow SC2}$ = 100
G_B^{SC2} = 0 @ $35/MWh
L_B^{SC2} = 100 @ $90/MWh
$Flow^{A \text{ to } B}$ = 150
Zone A
Zone B
Usage Charge = $60/MWh so SC2 would like to curtail its trade with SC1.

Example: Buying SC Exposed to Transmission Usage Charges To model its desire to back out of the trade if usage charges rises to $20/MWh, SC2 can add a virtual load in zone A with a price of $15/MWh and an upper limit equal to the proposed trade.

Example: Buying SC Exposed to Transmission Usage Charges -- Adj to Inter-SC Trade



SCX
$0 \le G_A^{SCX} \le 110$ @ \$10/MWh
$0 \le G_B^{SCX} \le 110$ @ \$70/MWh
$L_B^{SCX} = 100$
SC1
$0 \le G_A^{SC1} \le 100$ @ \$10/MWh
SC2
$T_A^{SC1 \Leftrightarrow SC2} = 100$
$0 \le VL_A^{SC2} \le 100$ @ \$15/MWh
$0 \le G_B^{SC2} \le 110$ @ \$35/MWh
$0 \le L_B^{SC2} \le 100$ @ \$90/MWh
$-150 \le Flow^{A\ to\ B} \le 150$
Zone A
Zone B

Example: Buying SC Exposed to Transmission Usage Charges -- CM Final Schedules



SCX
$G_A^{SCX} = 100$ @ $10/MWh
$G_B^{SCX} = 0$ @ $70/MWh
$L_B^{SCX} = 100$
SC1
$G_A^{SC1} = 100$ @ $10/MWh
SC2
$T_A^{SC1 \Leftrightarrow SC2} = 100$
$VL_A^{SC2} = 50$ @ $15/MWh
$G_B^{SC2} = 50$ @ $35/MWh
$L_B^{SC2} = 100$ @ $90/MWh
Zone A
Zone B
$Flow^{A\ to\ B} = 150$

SC2 curtails its trade with SC1 by concuming 50 MWh with its virtual load. Usage Charge = $20/MWh. After CM SC1 will be informed that the trade is curtailed and that it must adjust its schedule to account for the 50 MWh of the curtailment.

Example: Buying SC Exposed to Transmission Usage Charges -- Final Schedules



SCX
$G_A^{SCX} = 100$ @ $10/MWh
$G_B^{SCX} = 0$ @ $70/MWh
$L_B^{SCX} = 100$
SC1
$G_A^{SC1} = 50$ @ $10/MWh
SC2
$T_a^{SC1 \Rightarrow SC2} = 50$
$G_B^{SC2} = 50$ @ $35/MWh
$L_B^{SC2} = 100$ @ $90/MWh
Zone A
Zone B
$Flow^{A \text{ to } B} = 150$

SC2 removes the virtual load schedule and reduces the inter SC trade to 50 MWh. SC1 reduces its generation in zone A by 50 MWh.